UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2020, the Board of Directors of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), approved, and the Company and Computershare Trust Company, N.A., the Rights Agent under the Rights Agreement, dated as of August 28, 2019, between the Company and Computershare Trust Company, N.A. (the “Initial Rights Agreement”), entered into, an amendment (the “Amendment”) to the Initial Rights Agreement. The Amendment changes the final expiration date from 5:00 P.M., New York City time, on August 28, 2020, under the Initial Rights Agreement, to 5:00 P.M., New York City time, on August 28, 2021, under the Initial Rights Agreement as amended by the Amendment (the “Rights Agreement”). As a result of the Amendment, the Rights (as defined in the Rights Agreement) will expire at 5:00 P.M., New York City time, on August 28, 2021, unless the Rights are earlier redeemed, exchanged or terminated.

The Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary description of the Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to such exhibit and the Initial Rights Agreement, which is included as Exhibit 4.2 to this Current Report on Form 8-K.

Computershare Trust Company, N.A., the rights agent under the Rights Agreement, also serves as the transfer agent and registrar with respect to the Company’s common stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On August 18, 2020, the Company issued a press release relating to the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	First Amendment to Rights Agreement, dated as of August 17, 2020, between R. R. Donnelley & Sons Company and Computershare Trust Company, N.A., as rights agent

4.2	Rights Agreement, dated as of August 28, 2019, between R. R. Donnelley & Sons Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K/A filed August 29, 2019)

99.1	Press release dated August 18, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: August 18, 2020	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, General Counsel